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                                EXHIBIT 10.14(c)

                                 LEASE AMENDMENT

     This LEASE AMENDMENT ("Amendment) dated as of 01/01 2003 is made by and between CHESTERFIELD PLAZA JOINT VENTURE (hereinafter called "Landlord") and CHESAPEAKE BANK OF MARYLAND, successor in interest to Chesapeake Federal Savings and Loan Association, (hereinafter called "Tenant").

     WHEREAS, Tenant is leasing from Landlord approximately 1,260 square feet located in the property known as 8095-G Edwin Raynor Blvd, Pasadena, Maryland pursuant to the Lease Agreement as Amended ("Original Leases"), dated September 22, 1987 by and between Landlord and Tenant and whereas the parties now desire that the Original Leases shall be amended as set forth herein:

     Now, Therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that this Lease Amendment hereby modifies the terms of the Original Leases as set forth herein;

     1.   Defined Terms.

          Except as otherwise specifically defined herein, all terms shall have the same meaning as was ascribed to such terms in the Original Leases.

     2.   Renewal Period.

          The term shall be for three (3) years, commencing on December 1, 2002 and expiring on November 30, 2005, unless otherwise terminated or further extended.

     3.   Rent.

          Tenants covenant and agree to pay to Landlord as rental for the entire Premises during the Renewal Period the following, namely:

                                    Annual Rent             Monthly Rent
                                    -----------             ------------
          12/1/02- 11/30/05         $37,420.67              $3,118.39

     4.   Option to Terminate.

          If Tenant is not then in default under this Lease or any of the provisions hereof, Tenant may Terminate the Lease by giving Landlord Twelve (12) months written notice at any time during the Renewal Period. The Lease

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          will Terminate at the end of the calendar month that occurs 12 months after the date of notice.

     Except as otherwise modified herein, all provisions of the Original Leases shall remain in full force and effect and, by their signature below, are hereby ratified and confirmed by the parties hereto

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date of the year first above written.

                                         LANDLORD:

                                         CHESTERFIELD PLAZA JOINT VENTURE



______________________________          BY______________________(SEAL)
WITNESS

                                         TENANT:

                                         CHESAPEAKE BANK OF MARYLAND

______________________________           /s/ Gail E. Smith      (SEAL)
WITNESS                                  -----------------------

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